UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

Western Asset Investment Grade Income Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 10, 2019

To the Stockholders of

Western Asset Investment Grade Income Fund Inc.

The Annual Meeting of Stockholders of Western Asset Investment Grade Income Fund Inc. (the “Fund”) will be held at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, on Friday, May 10, 2019, at 10:00 a.m., Eastern Time, to consider and act upon the following matters:

(1)	Election of a Board of Directors; and

(2)	Such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on March 29, 2019 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

Robert I. Frenkel,

Secretary

Pasadena, California

April 8, 2019

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

620 Eighth Avenue, 49th Floor, New York, New York 10018

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 10, 2019:

The proxy statement is available at

https://www.proxy-direct.com/lmf-30573

The accompanying proxy is solicited by the Board of Directors of the Fund for use at the annual meeting of stockholders of the Fund to be held on May 10, 2019 at 10:00 a.m., Eastern Time, at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, (the “Annual Meeting”), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, stockholders of the Fund will be asked to consider the election of eight Directors to the Board of Directors of the Fund. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 8, 2019. Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018 or by calling toll free at 888-777-0102.

The Board of Directors has fixed the close of business on March 29, 2019 as the record date (“Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 9,487,659 shares of the Fund’s common stock (the “Common Stock”) outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

A majority (greater than 50%) of the outstanding shares of Common Stock as of the Record Date must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes of the shares of the Fund’s Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. In all matters other than the election of Directors, and except where a different vote is required by any provision of law or the Fund’s Certificate of Incorporation or Bylaws, the affirmative vote of the majority of shares of the Fund’s Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, Computershare Inc. (operating through its Computershare Fund Services division), a Delaware corporation (“CFS”), which has been retained to assist stockholders in the voting process. For these services, the Fund will pay CFS a fee that is expected to be approximately $25,000. However, the exact cost will depend on the amount and types of services rendered.

The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

Abstentions and “broker non-votes” (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected.

Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, George P. Hoyt, Tara E. Gormel, Todd I. Lebo, Barbara Allen, Michael Kocur, Angela N. Velez and Marc A. De Oliveira, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity or substituted by the persons selected by the Board of Directors. Messrs. Frenkel, Mandia, Hoyt, Lebo, Kocur and De Oliveira and Mses. Trust, Gormel, Allen and Velez are officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Fund the Board of Directors’ nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

HOW TO SUBMIT A PROXY

Stockholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL

ELECTION OF DIRECTORS

Eight Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Information about each nominee is set forth in the table below. All of the nominees are presently Directors of the Fund.

The Fund’s Bylaws provide that the Board of Directors will consist of such number of Directors as may be fixed from time to time by a majority of the Directors, which number is currently eight.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

Required Vote. The Directors of the Fund will be elected by a plurality vote of the shares of the Fund’s Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

Information Regarding the Nominees and Directors. Information about the nominees and directors is set forth below. No nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (100 International Drive, Baltimore, Maryland 21202).

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2019
INDEPENDENT NOMINEES AND DIRECTORS(1)

Robert Abeles, Jr. Born 1945	Director	Served since 2013	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California.	9	None	None

Anita L. DeFrantz Born 1952	Director	Served since 1998	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987-2015) and Director (1990-2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee.	9	None	1,000

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2019
INDEPENDENT NOMINEES AND DIRECTORS(1) (continued)

Avedick B. Poladian Born 1951	Director	Served since 2007	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) to Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002).	9	Occidental Petroleum Corporation, California Resources Corporation and Public Storage	None

William E. B. Siart Born 1946	Director and Chairman	Served since 1997	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (2005-2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006).	9	None	None

Jaynie Miller Studenmund Born 1954	Director	Served since 2004	Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012-2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015-2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014).	9	None	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2019
INDEPENDENT NOMINEES AND DIRECTORS(1) (continued)

Peter J. Taylor Born 1958	Director(1)	Served since 2019	President (since 2014) to ECMC Foundation (nonprofit organization); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009-2014).	2	Member of Board of Trustees of California State University system; Director of Pacific Mutual Holding Company(2), Kaiser Family Foundation, Ralph M. Parson Foundation, and Edison International.	None

INTERESTED NOMINEES AND DIRECTORS

Ronald L. Olson Born 1941	Director(3)	Served since 2005	Partner, Munger, Tolles & Olson LLP (law partnership) (since 1968).	9	Berkshire Hathaway, Inc.; formerly, Graham Holdings Company (formerly, The Washington Post Company) (2001-2017)	1,000

Jane Trust Born 1962	Director, President and Chief Executive Officer(4)	Served since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	137	None	None

(1)	Each Independent Director is a member of the Audit Committee, the Executive and Contract Committee, and the Governance and Nominating Committee of the Board of Directors.

(2)

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from Legg Mason or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

(3)	Mr. Olson is considered to be an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

(4)

Ms. Trust is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of her position with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

*

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law.

**

Each current Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and, except for Ms. Trust and Mr. Taylor, a Director of Western Asset Funds, Inc. (“WAF”) (open-end investment company), which are considered part of the same Fund Complex as the Fund. Beginning in March 2019, Mr. Taylor was retained by the Independent Directors of WAF to provide services with respect to WAF. The Investment Adviser and the Fund’s subadviser, Western Asset Management Company Limited (the “Subadviser”), also serve as advisers to Western Asset Premier Bond Fund and one or more series of WAF. Ms. Trust serves as Director/Trustee of 137 funds associated with Legg Mason & Co, LLC. or its affiliates. Legg Mason & Co. is an affiliate of the Investment Adviser.

Additional Information Concerning the Board of Directors. The Board believes that each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Nominees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, the Subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of the Fund; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Nominee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Fund (such Directors or Nominees who are not interested persons of the Fund being referred to as the “Independent Directors”); and, as to Ms. Trust, her status as a representative of Legg Mason, Inc. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Nominee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairman, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. William E.B. Siart serves as Chairman of the Board. Mr. Siart is an Independent Director. Independent Directors constitute more than 70% of the Board. As described further below, the Board has three standing committees: the Audit Committee, the Executive and Contracts Committee and the Governance and Nominating Committee. Each of the Audit, Governance and Nominating and Executive and Contracts Committees is chaired by an Independent Director and is composed entirely of Independent Directors. Where deemed appropriate, the Board constitutes ad hoc committees.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Director. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Directors. The Independent Directors believe that the Chairman’s independence facilitates meaningful dialogue between fund management and the Independent Directors. The Board also considered that the chairperson of each Board committee is an Independent Director, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Investment Adviser and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from management, including the Investment Adviser and Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund’s investment program and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Investment Adviser and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and Executive and Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadviser, and the affiliates of the Investment Adviser and the Subadviser, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Investment Adviser’s CCO and the Investment Adviser’s chief risk officer, as well as various personnel of other service providers such as the Fund’s independent accountants, report to the Audit Committee, Executive and Contracts Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Directors as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board of Directors has established an Audit Committee composed solely of Independent Directors, consisting of Messrs. Abeles, Jr., Poladian, Siart and Taylor and Mses. De Frantz and Studenmund. Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Fund is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Audit Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 1301 (“SAS No. 1301”). SAS No. 1301 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating critical accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm its independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Fund’s annual report to stockholders.

Robert Abeles, Jr. (Chairman)

Anita L. DeFrantz

Avedick B. Poladian

William E. B. Siart

Jaynie Miller Studenmund

*Peter J. Taylor was not a member of the Audit Committee at the time the Audit Committee submitted its report to the Board of Directors.

Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee composed solely of Independent Directors, consisting of Mses. DeFrantz and Studenmund and Messrs. Abeles, Poladian, Siart and Taylor. The Governance and Nominating Committee meets to select nominees for election as Directors of the Fund, to review and make recommendations to the Board with respect to Director compensation, and consider other matters of Board policy. The Governance and Nominating Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.lmcef.com and click on the name of the Fund.

The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Directors in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Directors have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

The Governance and Nominating Committee may consider candidates for Director recommended by the Fund’s current Directors, officers, Investment Adviser or Subadviser, stockholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such stockholder recommendation contains the information about such nominee required by the Fund’s procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee’s Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund’s Board of Directors.

Executive and Contracts Committee. The Board of Directors has established an Executive and Contracts Committee consisting of Messrs. Siart, Abeles, Poladian, Taylor and Mses. DeFrantz and Studenmund. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Meetings. During 2018, the Board of Directors held six meetings, the Audit Committee held six meetings, the Governance and Nominating Committee held two meetings, and the Executive and Contracts Committee held two meetings. Each Director, except for Mr. Taylor, who became a Director effective March 1, 2019, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served.

Although the Fund’s policies do not require the Directors to attend the Fund’s annual stockholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Directors. Each current Director, except for Mr. Taylor, who became a Director effective March 1, 2019, attended the Fund’s annual stockholder meeting held in May 2018.

Stockholder Communications. The Board of Directors has adopted a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Fund’s Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder’s name, be signed by the stockholder, refer to the Fund, and include the class and number of shares held by the stockholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Director Holdings. The following table states the dollar range of equity securities beneficially owned as of March 1, 2019 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same “family of investment companies.” As of March 1, 2019, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies(1)
INDEPENDENT NOMINEES
Robert Abeles, Jr.	None	None
Anita L. DeFrantz	$10,001-$50,000	$10,001-$50,000
Avedick B. Poladian	None	Over $100,000
William E. B. Siart	None	None
Jaynie Miller Studenmund	None	Over $100,000
Peter J. Taylor	None	None

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies(1)
INTERESTED NOMINEES
Jane Trust	None	None
Ronald L. Olson	$10,001-$50,000	$10,001-$50,000

(1)

“Family of investment companies” for these purposes includes Western Asset Premier Bond Fund, Western Asset Investment Grade Income Fund Inc. (a closed-end investment company) and the portfolios of WAF (an open-end investment company).

Director Compensation. For serving as a Director of the Fund, each Independent Director receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he or she attends in person or by telephone. The Independent Directors are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Directors who serve in leadership positions of the Board or Board committees, as well as each committee member, receive additional compensation. All such fees paid to the Directors are aggregate fees for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Premier Bond Fund and WAF and such fees are allocated according to each such investment company’s average annual net assets. The Board reviews the level of Director compensation periodically and Director compensation may change from time to time. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Fund, receives from the Investment Adviser an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone.

For the fiscal year ended December 31, 2018, the Directors received the compensation set forth in the following table for serving as Directors of the Fund and as Directors or Trustees of other funds in the same “Fund Complex.”

Name of Nominee	Aggregate Compensation from the Fund ($)	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses ($)	Estimated Annual Benefits Upon Retirement ($)	Total Compensation from the Fund and its Fund Complex Paid to Directors(1) ($)
INDEPENDENT DIRECTORS
Robert Abeles, Jr.	$3,026	0	0	$202,000
Anita L. DeFrantz	$1,786	0	0	$174,500
Avedick B. Poladian	$2,932	0	0	$177,000
William E. B. Siart	$3,045	0	0	$207,000
Jaynie Miller Studenmund	$2,932	0	0	$177,000
Peter J. Taylor(2)	0	0	0	0
INTERESTED DIRECTORS
Jane E. Trust	0	0	0	0
Ronald L. Olson	0	0	0	0

(1)	Includes amounts received in 2018 from the Fund and from WAF and Western Asset Premier Bond Fund which are considered part of the same Fund Complex as the Fund.

(2)	Mr. Taylor became a Director effective March 1, 2019.

During 2018, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

INFORMATION CONCERNING THE INVESTMENT

ADVISER AND SUBADVISER AND THE FUND’S OFFICERS

The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. The Investment Adviser’s address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser’s address is 10 Exchange Square, London, England EC2A2EN. An affiliate of the Investment Adviser, Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, NY 10018, provides administrative services to the Fund.

Information regarding the executive officers of the Fund and their ownership of Common Stock is set forth below, except that information regarding Ms. Trust, a Director and the President of the Fund, is provided in the table above with the Nominees and Directors. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Common Stock of the Fund Beneficially Owned on March 1, 2019

Richard F. Sennett Born 1970	Principal Financial Officer and Treasurer	Served since 2011 (Principal Financial Officer) and since 2013 (Treasurer)	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within SEC’s Division of Investment Management (2002 to 2007).	None

Todd F. Kuehl Born 1969	Chief Compliance Officer	Served since 2007	Managing Director, Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006).	None

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2009	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Past 5 Years	Common Stock of the Fund Beneficially Owned on March 1, 2019

Jenna Bailey Born 1978 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Served since 2016	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011-2013).	None

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Served since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015).	None

Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Served since 2006	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers).	None

(1)	Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Proposals that stockholders wish to present to the 2020 Annual Meeting and to have included in the Fund’s proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be delivered to the Secretary of the Fund on or before December 10, 2019 (i.e., at least 120 days before April 8, 2020).

Stockholders who wish to make a proposal at the 2020 Annual Meeting — other than one that will be included in the Fund’s proxy materials — should notify the Fund on or before February 23, 2020 (i.e., 45 days prior to April 8, 2020).

The proper submission of a stockholder proposal does not guarantee that it will be included in the Fund’s proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Fund’s Certificate of Incorporation and Bylaws.

SHARE OWNERSHIP INFORMATION

As of the Record Date, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 9,083,193 shares of Common Stock (representing approximately 95.74% of the Fund’s Common Stock). Cede & Co.’s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of the Record Date, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding shares of Common Stock.

Stockholder Name and Address	Share Holdings		Percentage Owned
First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187(2)	1,967,028	(1)	20.74%

(1)

Shares are held with shared dispositive power and without voting power. Shares are voted by the trustee of such unit investment trusts so as to insure that the shares are voted as closely as possible in the same manner and in the same general proportion as are the shares held by owners other than such unit investment trusts. See footnote 2 below.

(2)

Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2019 and the number of shares outstanding as of the Record Date. First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold shares of Common Stock of the Fund. No individual unit investment trust sponsored by First Trust Portfolios L.P. holds more than 3% of the Fund’s Common Stock. First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts which hold shares of Common Stock of the Fund. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2018, all such filing requirements were met with respect to the Fund except that a late Form 4 filing was made with respect to S. Kenneth Leech on January 31, 2019, relating to a sale of shares that occurred on December 17, 2018. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that the following late filings were made with respect to prior fiscal years: a Form 3 filing for each of Jane Trust, a Director of the Fund, and Jeanne Kelly, an officer of the Fund, relating to 2015, and Charles Ruys de Perez, an officer of the Investment Adviser, relating to 2007; and late Form 4 filings for S. Kenneth Leech with respect to purchases of shares on May 6, 2003, November 1, 2016 and April 17, 2017.

ANNUAL REPORT TO STOCKHOLDERS

The Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2018 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Western Asset Investment Grade Income Fund Inc., 620 Eighth Avenue, 49th Floor, New York, New York 10018 or you may call 888-777-0102.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2019, and the Board of Directors, including a majority of the Independent Directors, has unanimously ratified such selection. PricewaterhouseCoopers LLP’s service is subject to termination by a majority of the outstanding shares of Common Stock of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2017	$14,698	$0	$5,047	$0
December 31, 2018	$75,710	$0	$0	$3,000

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for those years, including interim audit security pricing.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the fiscal years ended December 31, 2017 and December 31, 2018, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $160,000 and $678,000, respectively, to the Fund and the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

Pre-Approval Policies of the Audit Committee. As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes preapproval policies and procedures. Specifically, the Audit Committee Charter provides:

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(h)

pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified at its next meeting of each such service. The Audit Committee has delegated to its Chairperson the authority, on behalf of the Audit Committee, to pre-approve audit and non-audit services rendered to the Fund and non-audit services rendered to the Managers and their affiliates by the auditors; provided that any such pre-approval is reported to the Audit Committee not later than its next meeting.

PricewaterhouseCoopers LLP did not bill any fees for non-audit services performed for the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund, that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund’s fiscal years ended December 31, 2017 or December 31, 2018. No “Audit-Related Fees,” “Tax Fees” and “Other Fees” set forth in the table above were waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be preapproved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting with respect to one or more proposals, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. It is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment on any adjournment(s) put to a stockholder vote with respect to one or more proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

Robert I. Frenkel, Secretary

April 8, 2019

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 620 Eighth Avenue, 49th Floor New York, New York on May 10, 2019

Please detach at perforation before mailing.

PROXY	WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, George P. Hoyt, Tara E. Gormel, Todd I. Lebo, Barbara Allen, Michael Kocur, Angela N. Velez and Marc A. De Oliveira, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Investment Grade Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York on May 10, 2019 at 10:00 a.m., New York Time and at any adjournments or postponements thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted “FOR” the election of the nominees as director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

CHANGE OF ADDRESS

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

PAI_30573_040319

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 10, 2019.

The Notice of Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/lmf-30573

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” the proposal and in the discretion of the proxies upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board of Directors recommends a vote “FOR” for the following proposal:

1.	Election of Directors:						FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Robert Abeles, Jr.	02.	Anita L. DeFrantz	03.	Ronald L. Olson	☐	☐	☐
	04.	Avedick B. Poladian	05.	William E. B. Siart	06.	Jaynie Miller Studenmund
	07.	Peter J. Taylor	08.	Jane Trust

	INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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